                                                                    Exhibit 99.1

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2005-A8
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                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER


                               NOVEMBER [1], 2005




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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2005-A8
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.





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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                    SCENARIO                     1             2             3             4             5
                                       SPEED       PRICING  65% pricing   65% pricing   65% pricing   65% pricing   100% pricing
                                       RATES                  Forward       Forward     Forward+200   Forward+200      Forward
                                    TRIGGERS                    Fail          Fail          Fail          Fail          Fail
                                CLEANUP CALL                To Maturity   To Maturity   To Maturity   To Maturity   To Maturity
                                 DEFAULT P&I                100% Advance  100% Advance  100% Advance  100% Advance  100% Advance
                                     ADVANCE
                            DEFAULT SEVERITY                35%           45%           35%           45%           35%
                                     DEFAULT        Months  12 months     12 months     12 months     12 months     12 months
                                RECOVERY LAG
                             DEFAULT BALANCE                Current       Current       Current       Current       Current
                                                            Balance       Balance       Balance       Balance       Balance
                             CPR = CDR + CRR     Capped at
                                                    prepay
                                   CPR = CRR  PSA standard  CPR = CRR     CPR = CRR     CPR = CRR     CPR = CRR     CPR = CRR
                   INITIAL
       RATINGS     BOND        SUBORDINATION
CLASS  MOODYS/SP   SIZE         *INCLUDES OC
                                      TARGET
A      AAA/Aaa     91.95                8.05  CDR
                                              CummLosses
M1     AA2/[AA]    2.60                 5.45  SDA               1,672.2       1,270.2       1,370.0       1,046.5       2,096.6
                                              WAL                 16.33         16.83         17.31         17.67         10.97
                                              CummLosses          8.38%         8.57%         7.11%         7.25%         7.08%
M2     A2/[AA]     2.05                 3.40  CDR
                                              CummLosses
B1     BAA2/[A]    1.30                 2.10  SDA                 948.2         732.8         692.3         536.9       1,014.3
                                              WAL                 19.68         19.66         21.00         20.84         14.13
                                              CummLosses          5.17%         5.27%         3.89%         3.95%         3.78%
B2     BAA3/[BBB]  0.50                 1.60  CDR
                                              CummLosses



                                                                       -             -             -             -             -
OC                 1.60                1.60                            -             -             -             -             -

                                    SCENARIO       6             7             8
                                       SPEED  100% pricing  100% pricing  100% pricing
                                       RATES     Forward    Forward+200   Forward+200
                                    TRIGGERS      Fail          Fail          Fail
                                CLEANUP CALL  To Maturity   To Maturity   To Maturity
                                 DEFAULT P&I  100% Advance  100% Advance  100% Advance
                                     ADVANCE
                            DEFAULT SEVERITY  45%           35%           45%
                                     DEFAULT  12 months     12 months     12 months
                                RECOVERY LAG
                             DEFAULT BALANCE  Current       Current       Current
                                              Balance       Balance       Balance
                             CPR = CDR + CRR

                                   CPR = CRR  CPR = CRR     CPR = CRR     CPR = CRR
                   INITIAL
       RATINGS     BOND        SUBORDINATION
CLASS  MOODYS/SP   SIZE         *INCLUDES OC
                                      TARGET
A      AAA/Aaa     91.95                8.05

M1     AA2/[AA]    2.60                 5.45      1,575.2       1,754.3       1,324.3
                                                    11.55         11.42         11.91
                                                    7.17%         6.11%         6.17%
M2     A2/[AA]     2.05                 3.40

B1     BAA2/[A]    1.30                 2.10        781.0         748.2         577.6
                                                    14.39         14.47         14.66
                                                    3.83%         2.86%         2.89%
B2     BAA3/[BBB]  0.50                 1.60



                                                         -             -             -
OC                 1.60                1.60              -             -             -